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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                   000-24439                  33-0803204
    ---------------          ------------------          ------------------
    (STATE OR OTHER           (COMMISSION FILE             (IRS EMPLOYER
    JURISDICTION OF                NUMBER)               IDENTIFICATION NO.)
     INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously disclosed by Hines Horticulture, Inc. (the "Company"), the Company intended to pursue the sale of its nursery facility located in Pipersville, Pennsylvania.

         In connection therewith, effective November 15, 2006, Hines Nurseries, Inc., a California corporation and a subsidiary of the Company ("Hines Nurseries"), entered into an asset purchase agreement (the "Costa Agreement") with Costa Penn Farms, LLC, a Pennsylvania limited liability company and Costa Penn Land Holdings, LLC, a Pennsylvania limited liability company (collectively, "Costa"), to sell Costa certain real property, inventory and other assets located at the nursery facility in Pipersville, Pennsylvania (the "Purchased Assets"). The purchase price of the Purchased Assets was approximately $5.3 million, approximately $1.1 million of which was deferred (the "Deferred Purchase Price") and is contingent upon Hines Nurseries or Costa obtaining certain entitlements for the construction of additional greenhouses on the Option Property (as defined below). If such entitlements are not obtained within 12 months, the Company may receive none or only a portion of the Deferred Purchase Price.

         The Purchased Assets included Hines Nurseries' interest in an option to purchase certain real property leased by Hines Nurseries for its Pipersville, Pennsylvania facility (the "Option Property") and Hines Nurseries' lease on the Option Property.

         The Costa Agreement contains various other provisions, representations, warranties and covenants which are customary for transactions of this kind. With the sale of the Purchased Assets, the Company ceased active operations in the Pipersville, Pennsylvania area.

         There are no material relationships, other than in respect of the Costa Agreement, between the Company, Hines Nurseries or their respective directors, officers (or any associate of any such director or officer) or affiliates on the one side and Costa or its respective officers, directors (or any associate of any such director or officer) or affiliates on the other side.

         The foregoing description of the Costa Agreement is not complete and is qualified in its entirety by reference to the full terms and conditions of the Costa Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

         Certain statements and information contained in this Form 8-K are forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, the Company's receipt of the Deferred Purchase Price. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. A number of important factors could cause actual results to differ materially from the forward-looking information contained in this Form 8-K and no assurance can be given by the Company that Hines Nurseries or Costa will obtain the entitlements on the Option Property within 12 months nor that the Company will receive the Deferred Purchase Price prior to the end of 2006 or at all. Additional detailed information concerning various factors that could cause the Company's actual results to differ materially from the forward-looking information contained in this Form 8-K or which might otherwise adversely impact the Company's business and operations is contained in the Company's filings with the Securities and Exchange Commission.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

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Exhibit No.     Description
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10.1            Asset Purchase Agreement by and between Hines Nurseries, Inc.,
                Costa Penn Farms, LLC and Costa Penn Land Holdings, LLC Dated as of November 15, 2006
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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 21, 2006      HINES HORTICULTURE, INC.

                                By: /s/   Claudia M. Pieropan
                                    --------------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)


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Exhibit Index

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Exhibit No.     Description
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10.1            Asset Purchase Agreement by and between Hines Nurseries, Inc.,
                Costa Penn Farms, LLC and Costa Penn Land Holdings, LLC Dated as of November 15, 2006
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